UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2014

INTERMOUNTAIN COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

Idaho

(State or other jurisdiction of incorporation)

001-35775	82-0499463
(Commission File Number)	IRS Employer Identification No.

414 Church Street

Sandpoint, Idaho 83864

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (208) 263-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 23, 2014, Intermountain Community Bancorp (“Intermountain”) and Columbia Banking System, Inc. (“Columbia”) announced that they had entered into a definitive merger agreement (the “Merger Agreement”), pursuant to which Intermountain will merge with and into Columbia (the “Merger”) subject to, among other things, a vote of Intermountain shareholders.

On August 22, 2014, a putative shareholder class action lawsuit was filed against Intermountain, Columbia and certain other defendants in connection with the Merger Agreement. The class action complaint, entitled Kahn v. Elsaesser, et al., Case No. CV2014-01452 (the “Action”), was filed in District Court of the First Judicial District of the State of Idaho, Bonner County.

As described in greater detail in the Proxy Statement of Intermountain filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2014 (the “Proxy Statement”), the Action alleges that Intermountain’s directors breached their fiduciary duties to Intermountain and its shareholders in connection with the transactions contemplated by the Merger Agreement. The Action also alleges that the disclosures in connection with the Merger are inadequate in various respects.

Intermountain, its directors and Columbia continue to believe that the Action is without merit, have vigorously denied, and continue to vigorously deny, all of the allegations of wrongful or actionable conduct asserted in the Action, and Intermountain, its directors and Columbia vigorously maintain that Intermountain’s directors have diligently and scrupulously complied with all applicable fiduciary duties, that the Proxy Statement is complete and accurate in all material respects and that no further disclosure is required under applicable law. Purely out of an abundance of caution, and in order to minimize the costs, risks, burden, expense and distraction of litigation, Intermountain is hereby making the below supplemental disclosures to be read together with the Proxy Statement. This supplemental disclosure does not affect the timing of the special meeting of Intermountain’s shareholders, scheduled for October 27, 2014 in Sandpoint, Idaho, to vote upon a proposal to approve the Merger Agreement, among other things. Nothing in any public filing, including this Current Report on Form 8-K, shall be deemed an admission of the legal necessity of filing or the materiality under applicable laws of any of the additional information contained herein.

SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT

Intermountain has determined to provide the additional information set forth below. This information should be read in conjunction with the Proxy Statement and the documents incorporated therein.

Background of the Merger

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 38. The following disclosure is inserted at the end of the third sentence of the first full paragraph.

“and John T. Pietrzak and another representative of Castle Creek Capital Partners IV, LP (“Castle Creek”) presented financial modeling regarding scenarios for selling Intermountain.”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 38. The following disclosure is inserted as the second sentence of the second full paragraph.

“The board of directors agreed that the membership of the M&A Subcommittee would be comprised of Ford Elsaesser (Chairman), Michael J. Romine, John L. Welborn Jr. and Russell J. Kubiak, and John T. Pietrzak and Curt Hecker also attended meetings of the M&A Subcommittee from time to time.”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 38. The following disclosure is inserted after the words “In February 2014, the M&A Subcommittee reviewed preliminary modeling” in the seventh sentence of the fifth full paragraph.

“presented by a representative of Castle Creek”

The following disclosure supplements the section of the Proxy Statement entitled “Background of the Merger” on page 41. The following disclosure replaces the third sentence of the carryover paragraph.

“Michael J. Romine voted in opposition to the resolution to approve the merger agreement based on his belief that the current time was too soon for Intermountain to sell.”

Opinion of Intermountain’s Financial Advisor

The following disclosure supplements the section of the Proxy Statement entitled “Opinion of Intermountain’s Financial Advisor” on page 49. The following disclosure is inserted after the second sentence of the last paragraph.

“Based upon Intermountain’s internal projections, Sandler O’Neill used in its analysis earnings per share of $0.75 in 2014, $0.85 in 2015, and $0.97 in 2016. For years after 2016, Sandler O’Neill used a long-term earnings per share growth rate of 10% as discussed with senior management of Intermountain.”

The following disclosure supplements the section of the Proxy Statement entitled “Opinion of Intermountain’s Financial Advisor” on page 50. The following disclosure is inserted after the first sentence of the first paragraph.

“The range of terminal values was selected based on the range of trading multiples for companies in the Intermountain peer group.”

The following disclosure supplements the section of the Proxy Statement entitled “Opinion of Intermountain’s Financial Advisor” on page 51. The following disclosure is inserted as the last sentence of the first paragraph.

“The publicly available mean analyst earnings estimates for 2014 and 2015 were sourced from Bloomberg. In 2014 the mean analyst earnings estimate equaled $1.66 per share, and in 2015 the mean analyst earnings estimate equaled $1.80 per share. For years after 2015, Sandler O’Neill used a long-term annual earnings growth rate of 5.0%.”

The following disclosure supplements the section of the Proxy Statement entitled “Opinion of Intermountain’s Financial Advisor” on page 51. The following disclosure is inserted after the first sentence of the second paragraph.

“The range of terminal values was selected based on the range of trading multiples for companies in the Columbia peer group.”

The following disclosure supplements the section of the Proxy Statement entitled “Opinion of Intermountain’s Financial Advisor” on page 54. The following disclosure replaces the first two sentences of the first full paragraph.

“Sandler O’Neill acted as financial advisor to Intermountain’s board of directors in connection with the merger. Intermountain has agreed to pay Sandler O’Neill a fee of 0.875% of the aggregate merger consideration (i.e., approximately $1,070,000, assuming a purchaser average closing price of $24.44 per share), of which $250,000 became payable when Sandler O’Neill rendered its fairness opinion, and the balance of which is contingent upon the completion of the merger.”

Related Agreements

The following disclosure supplements the section of the Proxy Statement entitled “Related Agreements” on page 74. The following in inserted in place of the third sentence of the first paragraph.

“Pursuant to the warrant agreements, if no other action were taken by the parties, the principal shareholders would have received the same consideration as Intermountain stockholders in case of a merger or acquisition. However, pursuant to the Warrant Transfer, Voting and Support Agreements, as part of the merger negotiations, the principal shareholders have agreed that at closing, outstanding warrants will be exchanged for cash consideration. The principal shareholders will not be entitled to elect their desired consideration and will not be subject to proration with respect to the consideration to be received in exchange for warrants outstanding at closing.”

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Columbia’s or Intermountain’s performance or achievements to be materially different from any expected future results, performance, or achievements. Forward-looking statements speak only as of the date they are made and neither Columbia nor Intermountain assumes any duty to update forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Columbia and Intermountain, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (i) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (ii) changes in Columbia’s stock price before closing, including as a result of the financial performance of Intermountain prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies, (iii) the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which Columbia and Intermountain operate; (iv) the ability to promptly and effectively integrate the businesses of Columbia and Intermountain; (v) the reaction to the transaction of the companies’ customers, employees and counterparties to the transaction; (vi) diversion of management time on merger-related issues; (vii) lower than expected revenues, credit quality deterioration or a reduction in real estate values or a reduction in net earnings; and (viii) other risks that are described in Columbia’s and Intermountain’s public filings with the SEC. For more information, see the risk factors described in each of Columbia’s and Intermountain’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the Merger, Intermountain filed with the SEC a Proxy Statement, and Columbia filed with the SEC a Registration Statement on Form S-4 that included the Proxy Statement and a Prospectus of Columbia, as well as other relevant documents concerning the proposed transaction. Shareholders of Intermountain are urged to read the Registration Statement, Proxy Statement and Prospectus because they contain important information about Intermountain, Columbia and the proposed transaction. The Registration Statement, Proxy Statement and Prospectus and other relevant material filed with the SEC may be obtained free of charge at the SEC’s Website at http://www.sec.gov. INTERMOUNTAIN SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT, THE PROSPECTUS AND THE OTHER RELEVANT MATERIALS BEFORE VOTING ON THE MERGER.

Investors will also be able to obtain these documents, free of charge, from Intermountain by accessing Intermountain’s Website at www.intermountainbank.com under the link to “About Us” and then the link to “Investor Relations” or from Columbia at www.columbiabank.com under the tab “About Us” and then under the heading “Investor Relations.” Copies can also be obtained, free of charge, by directing a written request to Intermountain Community Bancorp, 414 Church Street, P.O. Box 967, Sandpoint, Idaho 83864 or to Columbia Banking System, Inc., Attention: Corporate Secretary, 1301 A Street, Suite 800, Tacoma, Washington 98401-2156.

Participants in Solicitation

Intermountain and Columbia and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Intermountain in connection with the Merger. Information about the directors and executive officers of Intermountain and their ownership of Intermountain common stock is set forth in the proxy statement for Intermountain’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 12, 2014. Information about the directors and executive officers of Columbia and their ownership of Columbia common stock is set forth in the proxy statement for Columbia’s 2014 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 21, 2014. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and Prospectus regarding the Merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2014

INTERMOUNTAIN COMMUNITY BANCORP

By:	/s/ Curt Hecker
Curt Hecker
President and Chief Executive Officer